                                                                     Exhibit 4.1

Number                                                                    Shares
C O

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                          INLITE COMPUTERS INCORPORATED


                        50,000,000 SHARES PAR VALUE $.001
                                EACH COMMON STOCK

                                                                 See reverse for
                                                             Certain Definitions

This is to certify that _________________________________________is the owner of

________________________________________________________________________________
             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
                          INLITE COMPUTERS INCORPORATED

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

WITNESS, the seal of the Corporation and the signatures of its duly authorized officers.

Dated:


___________________________                      _______________________________
                  Secretary                                            President


The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws ore regulations.

TEN COM     - as tenants in common                      UNIF GIFT MIN ACT ...
                                                        (Cust)

TEN ENT     - as tenants by the entireties              Under Uniform Gifts to
                                                        Minors Act ... (State)

JT TEN      - as joint tenants with right of
              Survivorship and not as tenants in
              common
              Additional abbreviations may also be
              used though not in the above list

For value received _______________________ hereby sell, assign and transfer unto (PLEASE INSERT SOCIAL SECURITY OR OTHER INDENTIFYING NUMBER OF ASSIGNEE)

[                                    ]



________________________________________________________________________________
             (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING
                          POSTAL ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_______________________________________________________________________  Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint


________________________________________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

         Dated ___________________________
                In presence of



________________________________________________________________________________


          NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
          THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY
                 PARTICULAR WITHOUT ALTERNATION OR ENLARGEMENT
                             OR ANY CHANGE WHATEVER





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